Exhibit 10.1

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS A (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, (III) RECEIPT OF A NO-ACTION LETTER(S) FROM THE APPROPRIATE GOVERNMENTAL AUTHORITY(IES), OR (IV) UNLESS PURSUANT TO AN EXEMPTION THEREFROM UNDER RULE 144 OF THE ACT.

TRESTLE HOLDINGS, INC.

WARRANT TO PURCHASE
9,300 SHARES OF COMMON STOCK

Bridge Warrant No. 1	Dated March 3, 2004

TRESTLE HOLDINGS, INC., a Delaware corporation (the “Company”), hereby certifies that, for value received,    Zaykowski Partners, LP, or its registered assigns (“Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to an aggregate of Nine Thousand Three Hundred (9,300) shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to $ 4.40  per share (the “Exercise Price”), at any time and from time to time during the Exercise Period, and subject to the following terms and conditions:

1.             Registration of Warrant.  The Company shall register this Warrant, in the books of the Company to be maintained for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.             Registration of Transfers and Exchanges.

(a)           No Holder may transfer any Warrant without the prior written consent of the Company, which consent may be granted or denied in the sole discretion of the Company.  Should such consent be granted, the Warrants so transferred shall continue to be bound by this restriction in the hands of a subsequent Holder, and the Company shall not be required to recognize any attempted transfer of the Warrants in violation of this Agreement.

(b)           Subject to the terms hereof, the Warrants shall be transferable only on the Warrant Register maintained at its principal office upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer.  In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Company.  Upon any registration of transfer, the person to whom such transfer is made shall receive a new Warrant or Warrants as to the portion of the Warrant transferred, and the Holder of such Warrant shall be entitled to receive a new Warrant or Warrants from the Company as to the portion thereof retained.  The Company may require the payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any such transfer.

3.             Duration and Exercise of Warrants.

(a)           The term of this Warrant (the “Exercise Period”) shall be the period commencing March 3, 2004 and ending on March 3, 2009 (the “Expiration Date”).

(b)           This Warrant shall be exercisable by the registered Holder on any business day during the Exercise Period before 5:00 P.M., Los Angeles time.  At 5:00 P.M., Los Angeles time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

(c)           Subject to Sections 2(b), 4 and 7, upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and executed, to the Company at its office at 11835 W. Olympic Blvd., Suite 550, Los Angeles, CA 90064, Attention: Chief Financial Officer, or at such other address as the Company may specify in writing to the then registered Holder, and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks (subject to the Conversion Right in accordance with Section 3(d)), all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than ten (10) business days after the date of exercise) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise.

(d)           In addition to and without limiting the rights of the Holder under the terms of this Warrant, Holder shall have the right to convert this Warrant or any portion thereof (the “Conversion Right”) into Warrant Shares as provided in this Section 3(d) at any time or from time to time during the Exercise Period by delivering notice in accordance with Section 3(c).  Upon exercise of the Conversion Right with respect to all or a specified portion of shares subject to this Warrant (the “Pre-Converted Warrant Shares”), the Company shall deliver to Holder that number of Warrant Shares equal to the quotient obtained by dividing (i) the value of this Warrant (or the specified portion hereof) on the Exercise Date (as defined in Section 3(e)), which value shall be equal to (A) the aggregate Fair Market Value (as defined below) of the Pre-Converted Warrant Shares issuable upon exercise of this Warrant on the Exercise Date less (B) the aggregate Exercise Price of such Pre-Converted Warrant Shares immediately prior to the exercise of the Conversion Right by (ii) the fair market value of one (1) Warrant Share on the Exercise Date.

Expressed as a formula, such conversion shall be computed as follows:

X =	(A-B)
Y

where	X =	the number of Warrant Shares to be issued to the Holder pursuant to this Section 3.

	Y =	the Fair Market Value (as defined below) of one (1) Warrant Share.

A =

the aggregate fair market value of the Pre-Converted Warrant Shares at the time the Conversion Right is elected pursuant to this Section 3(d) (i.e., Fair Market Value (as defined below) per Warrant Share x Pre-Converted Warrant Shares).

	B =	aggregate the Exercise Price of the Pre-Converted Warrant Shares (i.e., Exercise Price x Pre-Converted Warrant Shares).

For purposes of the provisions of this Warrant requiring a determination in accordance with this Section 3(d), “Fair Market Value” as of a particular date (the “Determination Date”) shall mean (i) for any security if such security is traded on a national securities exchange (an “Exchange”), the weighted average (based on daily trading volume) of the mid-point between the daily high and low trading prices of the security on each of the last ten (10) trading days prior to the Determination Date reported on such Exchange, (ii) for any security that is not traded on an Exchange but which is quoted on the Nasdaq Stock Market (“NASDAQ”) or other electronic quotation system, the weighted average (based on daily trading volume) of the mid-point between the daily high and low trading prices reported on NASDAQ on each of the last ten (10) trading days (or if the relevant price or quotation did not exist on any of such days, the relevant price or quotation on the next preceding business day on which there was such a price or quotation, for a total of five trading days) prior to the Determination Date, or (iii) for any security or any other asset, if no price can be determined on the basis of the above methods of valuation, then the judgment of valuation shall be determined in good faith by the Board of Directors of the Company, which determination shall be described in a duly adopted board resolution certified by the Company’s Secretary or Assistant Secretary.

(e)           Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.  For purposes of this Section 3, a “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any new Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such new Warrant) appropriately completed and duly executed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

(f)            This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares so long as at least One Thousand

(1,000) Warrant Shares are purchased in any one exercise or, if less, all of the Warrant Shares which may be purchased under this Warrant.  If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a new Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

(g)           This Warrant shall only be exercisable if, and shall be only exercisable to the extent, it is legal to do so because, among other things, the Warrant Shares are registered pursuant to a registration statement which has been declared effective by the Securities and Exchange Commission, and which is still effective on the applicable date of exercise, or the issuance of such Warrant Shares is exempt from the registration requirements of the Securities Act of 1933, as amended.

4.             Payment of Taxes.  The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder, and the Company shall not be required to issue or cause to be issued or deliver or cause to be delivered the certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

5.             Replacement of Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company may, in its discretion, issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a new Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it.  Applicants for a new Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

6.             Adjustments

(a)           For Changes in Common Stock.  If the Company, at any time and from time to time while this Warrant is outstanding, (i) subdivides its outstanding shares of Common Stock into a larger number of shares, or (ii) combines its outstanding shares of Common Stock into a smaller number of shares, then, and in each such case, the number of Warrant Shares shall be proportionately increased (in the case of a subdivision described in clause (i) above), or proportionately decreased (in the case of a combination described in clause (ii) above) to become effective immediately after the day upon which such subdivision or combination becomes effective.  The Company shall give written notice of each adjustment or readjustment of the number of Warrant Shares or other securities issuable upon exercise of this Warrant; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

(b)           Merger, Sale or Reclassification.  In case of any (i) consolidation or merger (including a merger in which the Company is the surviving entity), (ii) sale or other disposition of all or substantially all of the Company’s assets or distribution of property to shareholders (other than distributions payable out of earnings or retained earnings), or (iii) reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), Holder shall thereafter have the right to receive upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such consolidation, merger, sale or other disposition, reclassification, change or conversion by a holder of the number of Warrant Shares then purchasable under this Warrant.  The provisions of this Section 6(b) shall similarly apply to successive reclassifications, changes and conversions.

7.             Fractional Shares.  The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant.  The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented.  If any fraction of a Warrant Share would be issuable on the exercise of this Warrant, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall, on an aggregate basis, be rounded down to the nearest whole number of shares.

8.             Notices.  Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 8 prior to 4:30 P.M. (Los Angeles time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 8 later than 4:30 P.M. (Los Angeles time) on any date and earlier than 11:59 P.M. (Los Angeles time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.  The addresses for such communications shall be:  (i) if to the Company, to Trestle Holdings, Inc., 11835 W. Olympic Blvd, Suite 550, Los Angeles, CA 90064, Attention: Chief Financial Officer, or to facsimile no.  (310) 444-4101, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 8.

9.             Warrant Agent.  The Company shall serve as warrant agent under this Warrant.  Upon thirty (30) days’ notice to the Holder, the Company may appoint a new warrant agent.  Any new warrant agent shall be a party to this Warrant without any further act.  Any new warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

10.           Holder’s Representations and Warranties.  As of the date hereof, Holder hereby makes the representations, warranties and covenants set forth on Exhibit A hereto as though fully set forth herein.

11.           Stockholder Rights.  Until the valid exercise of this Warrant, the Holder shall not be entitled to any of the rights of a stockholder of the Company.

12.           Miscellaneous.

(a)           This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  This Warrant may be amended only in writing signed by the Company and the Holder.

(b)           Subject to Section 12(a), nothing in this Warrant shall be construed to give to any person or entity other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

(c)           This Warrant and the Warrant Shares (and the securities issuable, directly or indirectly, upon conversion of the Warrant Shares, if any) shall be imprinted with one or all of the following legends:

(i)                                     “THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS A (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, (III) RECEIPT OF A NO-ACTION LETTER(S) FROM THE APPROPRIATE GOVERNMENTAL AUTHORITY(IES), OR (IV) UNLESS PURSUANT TO AN EXEMPTION THEREFROM UNDER RULE 144 OF THE ACT.”

(ii)                                  any legend required by applicable state securities laws;

(iii)                               any legend required by the Company’s certificate of incorporation or certificate of determination; and/or

(iv)                              any legend required by any applicable shareholders’ agreement.

(d)           This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

(e)           The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(f)            In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first written above.

TRESTLE HOLDINGS, INC.,
a Delaware corporation

		By:	/s/ GARY FREEMAN
Gary Freeman
Chief Financial Officer

Acknowledged and agreed to:

/s/ PAUL ZAYKOWSKI

By:	Paul Zaykowski
its

FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To Trestle Holdings, Inc.:

[CHECK PARAGRAPH THAT APPLIES]

                 In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase                         shares of Common Stock, par value $0.001 per share (the “Common Stock”), of Trestle Holdings, Inc. and encloses herewith $                 in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

- OR -

                   In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to convert such Warrant into                       shares of Common Stock by cashless exercise pursuant to Section 3(e) of the Warrant.  Also enclosed is documentation supporting the calculation of such number of shares of Common Stock to which this Form of Election to Purchase relates.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of                                                .

PLEASE INSERT SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER

(Please print name and address)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a new Warrant evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

(Please print name and address)

Dated:	,	Name of Holder:

(Print)

(By:)
(Name:)
(Title:)

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

A-2

[To be completed and executed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                         the right represented by the within Warrant to purchase                          shares of Common Stock, par value $0.001 per share, of Trestle Holdings, Inc. to which the within Warrant relates and appoints                             attorney to transfer said right on the books of Trestle Holdings, Inc. with full power of substitution in the premises.

Dated:

,

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

In the presence of:

A-3

EXHIBIT A

Representations, Warranties and Covenants of Holder

Holder hereby represents, warrants and covenants to the Company as follows:

1.                                       Holder has full capacity, power and authority to countersign and deliver the Warrant.

2.                                       The execution and delivery by Holder of the Warrant have been duly and validly authorized by all necessary action by Holder, and no other action on the part of Holder is required to authorize the execution, delivery and performance of the Warrant.

3.                                       Without limiting the terms of the investment representations set forth below, Holder represents that Holder has:

(a)                                  had an opportunity to ask questions and receive answers from the Company and its officers and directors regarding matters relevant to the Company and an investment therein;

(b)                                 further had the opportunity to obtain any and all information that Holder deemed necessary or appropriate to evaluate the Company and the investment represented by the Warrant (and the other Securities, as defined below) as well as to verify the accuracy of information otherwise provided to Holder; and

(c)                                  received and reviewed all information that Holder deemed necessary or appropriate to evaluate the Company and the investment represented by the Warrant (and the other Securities, as defined below).

4.                                       Holder is experienced in making investments in the unregistered and restricted securities of development stage companies.  Holder understands that such investments (including that represented by the Securities) involve a high degree of speculation and risk.  Holder has such knowledge and experience in financial and business matters that Holder is capable of evaluating the merits and risks of the investment in the Company represented by the Securities and, by reason of Holder’s financial and business experience, Holder has the capacity to protect Holder’s interest in connection with the investment in the Securities.  Holder is financially able to bear the economic risk of the investment represented by the Securities, including a total loss of such investment.

5.                                       Either (i) Holder has a preexisting personal or business relationship with the Company or one or more of its officers, directors or control persons or (ii) by reason of Holder’s business or financial experience, Holder is capable of evaluating the risks and merits of the investment represented by the Securities and of protecting Holder’s own interests in connection with such investment.

6.                                       Holder is an “accredited investor” as that term is defined in Rule 501 promulgated under the Securities Act of 1933, as amended (the “Act”).

7.                                       The Warrant, any Warrant Shares and any securities issuable, directly or indirectly, upon conversion of the Warrant Shares (collectively the “Securities”) are being and will be acquired by Holder (i) solely for investment purposes, (ii) for Holder’s own account only and (iii) not for sale, transfer or with a view to any distribution of all or any part of such Securities.  No other person will have any direct or indirect beneficial interest in the Securities.

8.                                       Holder understands that no public market now exists for any securities of the Company and that the Company has made no assurances or representations whatsoever that a public market will ever exist for any of the Company’s securities.

9.                                       Holder has not engaged any brokers, finders or agents and has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finder’s fees or agents’ commissions or any similar charges in connection with the Securities and the transactions contemplated hereby.

10.                                 Holder acknowledges that the Securities have not been and will not be registered under the Act or qualified under any state securities or blue sky laws in reliance, in part, on the representations and warranties herein.

11.                                 Holder understands that (i) the Securities are “restricted securities” under the federal securities laws (e.g., the Act) insofar as the Securities will be acquired from the Company in a transaction not involving a public offering, (ii) under such laws and applicable regulations, the Securities may be resold without registration under the Act only in certain limited circumstances and (iii) in the absence of registration under the Act (which is not presently contemplated and with respect to which the Company has no obligation) the Securities must be held indefinitely.  Holder understands the resale limitations imposed by the Act and is familiar with Rule 144 under the Act, as presently in effect, and the conditions that must be met in order for Rule 144 to be available with respect to the resale of “restricted securities.”  Holder understands that the Company does not presently meet conditions for the availability of Rule 144 under certain circumstances (e.g., the provision of current “public company” information) and that the Company has no present plans ever to do so.

12.                                 Without in any way limiting the representations set forth above, Holder further agrees not to make any disposition of all or any portion of the Securities purchased hereunder unless and until:

(a)                                  there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement and any applicable requirements of state securities laws; or

(b)                                 Holder shall have (1) notified the Company of the proposed disposition, (2) furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (3) furnished the Company with a written opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of any securities under the Act or the consent of (or a permit from) any authority under any applicable state securities laws.

13.                                 In the case of any disposition of any Securities pursuant to Rule 144 under the Act, then in addition to the matters set forth above, Holder shall promptly forward to the Company a copy of any Form 144 filed with the Securities and Exchange Commission (the “SEC”) with respect to such disposition and a letter from the executing broker satisfactory to the Company evidencing compliance with Rule 144.  If Rule 144 is amended or if the SEC’s interpretations thereof in effect at the time of any such disposition by Holder have changed from the SEC’s present interpretations thereof, Holder shall provide the Company with such additional documents as the Company may reasonably require.

14.                                 In the event of an initial public offering relating to any of the Company’s securities, or any securities into which such securities may be converted or exchanged, Holder shall enter into a lock-up agreement upon such terms as shall be requested by the managing underwriter for such offering.

15.                                 At the request of the Company, Holder agrees to enter into any shareholders’ agreement with respect to the Common Stock into which this Warrant is exercised in the form entered into by the other holders of Common Stock.